Exhibit 10.6
FN 8958.1561
SN:03
A/P Ref: 75092.03
AMENDMENT #2 TO DISTRIBUTOR AGREEMENT
This AMENDMENT is made and entered into this 9th day of March, 2006, by and between Medtronic, Inc. (“Medtronic”) and VNUS Medical Technologies, Inc. (“VNUS”).
WHEREAS, Medtronic and VNUS are parties to a Distributor Agreement, dated January 20, 2006 (the “Distributor Agreement”) as amended by Amendment #1 on January 20, 2006;
WHEREAS, Medtronic and VNUS wish to amend certain sections of the Distributor Agreement to properly add certain omitted products to the list of products supplied by Medtronic to VNUS under the Distributor Agreement.
THEREFORE, the parties agree as follows:
1. SCHEDULE 1.2, U-CLIP™ PRODUCTS shall be amended by adding the following Products:

U-CLIP™ Anastomotic Devices

All U-CLIP™ 2-pack configurations are shipped as 24 packs per carton, all 8-pack configurations are shipped as 18 packs per carton.

Product Order		U-CLIP™ Count
Number	Product Description	(clips per carton)
****	****	****

****	****	****

****	****	****

****	****	****

2.	SCHEDULE 6.1, U-CLIP™ PRODUCTS AND PRICING shall be amended by adding the following Products and Pricing:

U-CLIP™ Anastomotic Devices

All U-CLIP™ 2-pack configurations are shipped as 24 packs per carton, all 8-pack configurations are shipped as 18 packs per carton.

Product Order		U-CLIP™	Carton List	Distributor	Transfer
Number	Product Description	Count	Price	Discount	Price
****	****	****	****	****	****

****	****	****	****	****	****

****	****	****	****	****	****

****	****	****	****	****	****

****	Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b- 2 of the Securities Exchange Act of 1934, as amended.

FN 8958.1561
SN:03
A/P Ref: 75092.03
Except to the extent provided above, the remaining terms and conditions of the Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, the parties have caused this Addendum to be executed on the date first written above.

MEDTRONIC, INC.	VNUS MEDICAL TECHNOLOGIES, INC.

/s/ Clifton W. Owens	/s/ R. McRae

Signature	Signature

Clifton W Owens	B. McRae

Name	Name

Vice President/General Manager	VP, Bus. Development

Title	Title

March 15, 2006	4/27/06

Date	Date

****	Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b- 2 of the Securities Exchange Act of 1934, as amended.